UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 25, 2021

BLUE LINE PROTECTION GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-52942	20-5543728
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification Number)

5765 Logan St., Denver, CO 80216

(Address of principal executive offices)

(800) 844-5576

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

ITEM 3.03	MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

The Board of Directors of Blue Line Protection Group, Inc., a Nevada corporation (the “Company”), has approved a reverse stock split of the Company’s authorized, issued and outstanding shares of common stock, par value $0.001 per share (the “Common Stock”), at a ratio of 1-for-100 (the “Reverse Stock Split”). The Record Date for the Reverse Stock Split is close of business on April 5, 2021. The Reverse Stock Split is scheduled to take effect on 09:00 a.m. E.S.T. on April 6th, 2021 (the “Effective Date”).

Reason for the Reverse Stock Split

The Company is effecting the Reverse Stock Split in order to reduce the number of authorized and issued shares to a more manageable number.

Effects of the Reverse Stock Split

Effective Date; Symbol; CUSIP Number. The Reverse Stock Split becomes effective and the Common Stock will begin trading on a split-adjusted basis at the open of business on the Effective Date. In connection with the Reverse Stock Split, the CUSIP number for the Common Stock will change to 09568Q305. The trading symbol for the Company, BLPG, will not be changed.

Split Adjustment; Treatment of Fractional Shares. On the Effective Date, the total number of shares of Common Stock held by each stockholder of the Company will be converted automatically into the number of shares of Common Stock equal to: (i) the number of issued and outstanding shares of Common Stock held by each such stockholder immediately prior to the Reverse Stock Split divided by (ii) 100. The Company will issue one whole share of the post-Reverse Stock Split Common Stock to any stockholder who otherwise would have received a fractional share as a result of the Reverse Stock Split, determined at the beneficial owner level by share certificate. As a result, no fractional shares will be issued in connection with the Reverse Stock Split and no cash or other consideration will be paid in connection with any fractional shares that would otherwise have resulted from the Reverse Stock Split. The Company intends to treat stockholders holding shares of Common Stock in “street name” (that is, held through a bank, broker or other nominee) in the same manner as stockholders of record whose shares of Common Stock are registered in their names. Banks, brokers or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding shares of our Common Stock in “street name;” however, these banks, brokers or other nominees may apply their own specific procedures for processing the Reverse Stock Split.

Also on the Effective Date, all options, warrants and other convertible securities of the Company outstanding immediately prior to the Reverse Stock Split will be adjusted by dividing the number of shares of Common Stock into which the options, warrants and other convertible securities are exercisable or convertible by 100 and multiplying the exercise or conversion price thereof by 100, all in accordance with the terms of the plans, agreements or arrangements governing such options, warrants and other convertible securities and subject to rounding to the nearest whole share. If the Reverse Stock Split would result in less than one whole share for the holder, the Company will round such Reverse Stock Split shares to a minimum of one whole share.

Certificated and Non-Certificated Shares. Stockholders who are holding their shares in electronic form at brokerage firms do not need to take any action, as the effect of the Reverse Stock Split will automatically be reflected in their brokerage accounts.

After the Reverse Stock Split becomes effective, Stockholders holding paper certificates may (but are not required to) send the certificates to the Company’s transfer agent and registrar, Pacific Stock Transfer Company (the “Transfer Agent”) at the address set forth below. The Transfer Agent will issue a new stock certificate reflecting the Reverse Stock Split to each requesting stockholder. The Transfer Agent can be contacted at (702) 361-3033.

Pacific Stock Transfer Company

6725 Via Austi Pkwy, Suite 300

Las Vegas, NV 89119

P: (702) 361-3033

F: (702) 433-1979

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Nevada State Filing. The Company will effectuate the Reverse Stock Split pursuant to the Company’s filing of a Certificate of Change (the “Certificate”) with the Secretary of State of the State of Nevada in accordance with Nevada Revised Statutes (“NRS”) Section 78.209. Under Nevada law, no amendment to the Company’s Articles of Incorporation is required in connection with the Reverse Stock Split.

No Stockholder Approval Required. Under Nevada law, because the Reverse Stock Split was approved by the Board of Directors of the Company in accordance with NRS Section 78.207, no stockholder approval is required. Pursuant to NRS Section 78.207, the Company may effectuate the Reverse Stock Split without stockholder approval if (i) both the number of authorized shares of the Common Stock and the number of issued and outstanding shares of the Common Stock are proportionally reduced as a result of the Reverse Stock Split; (ii) the Reverse Stock Split does not adversely affect any other class of stock of the Company; and, (iii) the Company does not pay money or issue scrip to stockholders who would otherwise be entitled to receive a fractional share as a result of the Reverse Stock Split. As described herein, the Reverse Stock Split complies with such requirements.

Capitalization. The Company is authorized to issue 1,400,000,000 shares of Common Stock and 100,000,000 shares of preferred stock. As a result of the Reverse Stock Split, the Company will be authorized to issue 14,000,000 shares of Common Stock. As a result of the Reverse Stock Split, there will be approximately 8,482,574 shares of Common Stock outstanding (subject to adjustment due to the effect of rounding fractional shares into whole shares), based on the ratio of the Reverse Stock Split of 1-for-100 from the current 848,257,427 shares of Common Stock issued and outstanding. The Reverse Stock Split will not have any effect on the stated par value of the Common Stock or preferred stock. All outstanding options and warrants will be given effect to reflect the 1 for 100 Reverse Stock Split. If the Reverse Stock Split would result in less than one whole share for the holder, the Company will round such Reverse Split Shares to a minimum of one whole share.

The Reverse Stock Split will not affect the Company’s authorized preferred stock. There are 20,000,000 outstanding shares of the Company’s preferred stock. After the Reverse Stock Split, the Company’s authorized preferred Stock of 100,000,000 shares will remain unchanged.

Immediately after the Reverse Stock Split, each stockholder’s percentage ownership interest in the Company and proportional voting power will remain virtually unchanged except for minor changes and adjustments that will result from rounding fractional shares into whole shares. The rights and privileges of the holders of shares of Common Stock will be substantially unaffected by the Reverse Stock Split.

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

The information set forth in Item 3.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 5.03.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

March 25, 2021	Blue Line Protection Group, Inc.

	By:	/s/ Evan DeVoe
Evan DeVoe
Chief Executive Officer

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